Exhibit 10.19

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ABANDONMENT AGREEMENT

hereinafter (“Agreement”)

made effective as of February 28th 2014 (“ Effective Date”).

This Agreement, is entered into on the Effective Date by and between:

(1)	ZEALAND PHARMA A/S, a corporation organized and existing under the law of Denmark and having its registered office at Smedeland 36, DK-2600 Glostrup, Denmark (“Zealand”); and

(2)	PROTAGONIST PTY. LTD., a company organized and existing under the laws of Australia and having its registered office at 306 Carmody Road, St Lucia, Brisbane Qld 4072, Australia (“Protagonist Pty. Ltd.”) ; and

(3)	PROTAGONIST THERAPEUTICS, INC., a Delaware corporation having its principal place of business 521 Cottonwood Dr., Suite A, Milipitas, Ca95035-7404 (“Protagonist Therapeutics” and together with Protagonist Pty. Ltd., collectively, “Protagonist,”)

(Collectively the “Parties” and each a “Party”).

WHEREAS, the Parties are Parties to that certain Research Collaboration and License Agreement dated as of June 16, 2012 as amended by Agreement on addition of Additional Collaboration Program, dated 16th September 2013 (the “Collaboration Agreement”);

WHEREAS, the Collaboration Agreement governs the collaboration between Zealand and Protagonist in the field of identifying and characterize DRPs that bind to and have activity on a target selected by Zealand and approved by Protagonist in order that Zealand can further develop such DRPs to become or to be used in the development of therapeutics for the treatment of human and animal diseases;

WHEREAS, Zealand has on 30th October 2013 sent a formal notice to Protagonist of its decision to Abandon the Collaboration Program and Protagonist has elected to assume the responsibility for development and/or commercialization of specific Selected DRP’s, Therapeutic Peptides or Products in the Abandoned Collaboration Program; and

WHEREAS, the Parties wish to clarify certain matters relating to the Abandoned Collaboration Program.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties agree as follows:

1. Capitalized Terms. Unless otherwise defined herein, any capitalized terms used in this Agreement shall have the meanings ascribed to them in the Collaboration Agreement.

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2. Acknowledgements.

(a) Zealand and Protagonist acknowledge and agree that (i) there are no Reimbursable Costs and (ii) Protagonist has accepted that there are no Reimbursable Costs and (iii) notwithstanding the terms of the Collaboration Agreement, that Zealand and Protagonist are obligated to perform the obligations set forth in Sections 13.2, 13.3, 13.5 and 13.8.

(b) Zealand acknowledges and agrees that other than the payment obligations set forth in Section 13.8, Protagonist has no obligations under the Collaboration Agreement with respect to the development, manufacture, commercialization or other exploitation of Selected DRPs, Therapeutic Products or Products included in the Abandoned Collaboration Program (collectively, the “Collaboration Assets”). Without limiting the generality of the foregoing, Protagonist may use any level of effort, or no effort, to develop, manufacture, commercialize or otherwise exploit the Collaboration Assets.

3. Fulfillment of Information Transfer. Zealand’s obligation to provide Protagonist with information pertaining to the Abandoned Collaboration Program as laid out in Sections 13.2-13.5 of the Collaboration Agreement shall be fulfilled by Zealand no later than 1st June 2014. The specific information to be provided by Zealand is specified in Appendix A to this Agreement. Protagonist shall have a right to require from Zealand such additional information pertaining specifically to the Abandoned Collaboration Program which is necessary or useful for facilitation of further development of the Abandoned Collaboration Program. This right will expire on 20th September 2014. Should Protagonist secure financing for development of the Abandoned Collaboration Program Zealand will, notwithstanding the expiration on 20th September 2014 of Protagonist’s right to require additional information, be prepared but not obligated to provide such further information necessary in order for Protagonist to initiate further development of the Abandoned Collaboration Program.

4. Conflicts. In the event of any conflicts between the terms of the Collaboration Agreement and this Agreement, the terms of this Agreement shall control.

5. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which together shall constitute one and the same instrument. Signatures provided by facsimile transmission or in AdobeTM Portable Document Format (PDF) sent by electronic mail shall be deemed to be original signatures.

IN WITNESS WHEREOF, the Parties have signed this Abandonment Agreement as of the Effective Date.

[SIGNATURE PAGE FOLLOW]

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ZEALAND PHARMA A/S

By:	/s/ Arvind M. Hundal
Name:	Arvind M. Hundal, PhD
Title:	Senior Vice President CBO

PROTAGONIST PTY. LTD

By:	/s/ Dinesh V. Patel
Name:	Dinesh V. Patel
Title:	President & CEO

PROTAGONIST THERAPEUTICS, INC.

By:	/s/ Dinesh V. Patel
Name:	Dinesh V. Patel
Title:	President & CEO

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix A:

List of information to be provided to Protagonist by Zealand

[THIS PAGE IS INTENTIALLY LEFT BLANK]

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix A: List of information to be provided by Zealand

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.